[LOGO] Semi Annual Report--March 31, 2000

         Ariel Fund - Ariel Appreciation Fund - Ariel Premier Bond Fund




One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise, "I'll run a race with you, and I'll wager that I'll win." The

                              THE PATIENT INVESTOR

Hare, who was much amused at the idea, said "Let's try and see..." When the time came both started off together... The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on... [GRAPHIC]

Ariel Mutual Funds is pleased to announce Merrillyn J. Kosier, Senior Vice President and Director of Mutual Fund Marketing, has recently been appointed Director of Shareholder Services. With nearly two decades of industry experience, Ms. Kosier is uniquely suited to oversee our Shareholder Services Department and ensure that each Ariel Mutual Funds shareholder receives outstanding customer service.

We are also delighted to promote the following newly enhanced investor services:

- Our web site, located at www.arielmutualfunds.com, is an excellent resource for completing account transactions as well as viewing account information and performance statistics. You can also read recent press about the funds and portfolio manager commentary, or e-mail us your questions and comments at thepatientinvestor@arielmutualfund.com.

- Our automated transaction and information hotline, TURTLE TALK, allows you to accomplish many tasks, such as retrieving account information and processing transactions. Call 1-800-29-ARIEL (1-800-292-7435), OPTION 2 to access it 24-hours a day, 7 days a week. Check out our new `shareholder news' feature, which keeps you abreast of current information about the firm and the funds.

- Our convenient automatic investment programs, including our PAYROLL DIRECT DEPOSIT option, allow you to transfer money to your Ariel Mutual Funds account directly from your paycheck or bank account. Many of our shareholders find this to be a trouble-free and time-efficient method of investing.

At Ariel Mutual Funds, superior shareholder service is a top priority. As always, you can talk to a registered representative from 8 a.m. to 5 p.m. (Central Time), Monday through Friday.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
www.arielmutualfunds.com

                                TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                             2
Company in Focus                                 6
Company Updates                                  8
Ariel Equity Funds                              10
Schedule of Equity Investments                  12
Equity Statistical Summary                      16
Ariel Premier Bond Fund                         18
Schedule of Bond Investments                    20
Statement of Assets & Liabilities               25
Statement of Operations                         25
Statement of Changes in Net Assets              26
Financial Highlights                            27
Notes to the Financial Statements               29
Board of Trustees                               32

                                            SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVEST [GRAPHIC] R-Registered Trademark-

DEAR FELLOW SHAREHOLDER: For the quarter ended March 31, 2000, the small-cap value companies of the Ariel Fund fell -4.21%. Similarly, the mid-cap value holdings of the Ariel Appreciation Fund lost -3.71%. During this same period, while the Russell 2000 Index rose +7.08% and the Russell Midcap Index surged +10.09%, their corresponding value indices continued to suffer on a relative basis with the Russell 2000 Value and the Russell Midcap Value indices posting respective gains of +3.82% and +1.01%.

A QUARTER IN TWO ACTS

Having navigated a period that felt like two distinct quarters in one--episodes of extreme under- and out-performance--it is apparent that a cursory comparison of the Ariel and Ariel Appreciation Funds' three-month returns to those of the benchmarks tells an incomplete story. In the first two months of the year, we will be the first to admit--nothing worked. The observations of another money manager in one of our favorite publications, OUTSTANDING INVESTOR DIGEST, so resonated with our own thoughts about the market, we felt them worth repeating. "We under-performed...not because we abandoned our strict investment criteria, but because we adhered to them; not because we ignored fundamental analysis, but because we practiced it; not because we shunned value, but because we sought it; and not because we speculated, but because we refused to speculate." In short, the period was one where, in our view, the most disciplined value managers suffered the most.

Monthly WALL STREET JOURNAL "Scorecards" depicting the one-year returns of the best and worst performing value managers serve as a case in point. The managers with the most enviable long-term track records were at the bottom of the pile--most employing classic value strategies like that of the legendary Warren Buffett. Perhaps not surprisingly, faced with intense performance pressure, many of the traditionalists appear to have modified their value approaches at the expense of style purity or just abruptly abandoned fund management altogether. For example, according to the WILSHIRE MONTHLY ADVISOR UPDATE, "of the 121 funds currently classified as Small Value by Morningstar, only 10 funds have maintained an 85% exposure to small value stocks over the last 3 years. Morningstar's top five performing small value funds had an average exposure to small value stocks of only 26% as of the end of January." And certainly recent manager casualties of this unforgiving environment--high profile fund manager terminations and shop closings--underscore the truth of a recent MONEY MAGAZINE column that deadpanned "Value investing is dangerous these days. You can get fired for it."

Like other value purists, as our all-weather business franchises churned out quality products and consistent earnings in January and February, their reward was to be derided as "Old Economy" stocks and to languish for no good reason. And so, the frustrations of 1999 continued to plague our results into this New Year and we found ourselves asking, "What bull market?" BARRON'S seemed to sum up the situation best in a headline that declared, "The bull market is a Nasdaq phenomenon"--its ceremonial passing of the 5,000 mark, an unabashed manifestation of rampant tech euphoria. Against this backdrop, they concluded, "...America has two distinct stock markets: the loopy technology sector, in which companies trade for more than 100 times this year's projected profits, and the rest of the market, where vast numbers of stocks go begging..." In keeping with this sentiment, FORBES columnist, David Dreman asked, "Can mankind live by the Internet alone?" His conclusion, "To judge from current stock prices, it would seem that we can forgo minor needs like food, shelter and clothing."

Certainly, the disparate performance of sectors comprising the Russell 2000 small cap index underscored this point. For example, the technology sector's 25% weighting and +37.25% rise contributed +9.41% to the TWO-MONTH return of the index. Similarly, the Russell 2000's 12% healthcare weighting, propelled by biotechnology stocks, rose an eye-popping +68.09% and added +8.23%. In short, the combined +17.64% gain of just these two sectors were offset by losses amongst most of the remaining ten sectors that make up the index, leaving the Russell 2000 with a +14.63% overall return. Interestingly, even the Russell 2000 Value Index saw these same isolated forces at work. Tech and healthcare contributed +8.43% to its two-month return, but losses in other sectors left the overall performance of this small cap value benchmark at +3.35% as of February 29, 2000.

A VALUE MANAGER'S CURTAIN CALL

But then came March, and with a new month, a dramatic reversal of fortune. Once the Nasdaq cracked (at one point falling -9.2% in just three days), the sun shone on our value style and unlike the first two months of the year, everything seemed to go our way. Specifically, for the month ended March 31, 2000, the Ariel Fund rose +13.83% at a time when the Russell 2000 Index fell -6.59% and the Russell 2000 Value barely eked out a +0.47% gain. Similarly, the Ariel Appreciation Fund gained +12.95% versus +5.73% for the Russell Midcap Index and +12.12% for the Russell Midcap Value Index. A noteworthy caveat to this discussion is that no one stock pushed up our results. Instead, we witnessed a broad-based rebound across most issues in our portfolios which clearly underscores the uniqueness and contrariness of our disciplined value style.

Given our long-term, "turtle" INVESTMENT approach and increasing frustration with Wall Street's short-term, TRADER orientation, our goal certainly is not to overstate the significance of one month of performance in detailing the events of a quarter. But we do believe a sea change is occurring--one that will bring rational, reasonable values back to this market and reward solid performance, strong franchises and profitable, growing businesses. In the meantime, as the market does what it will, we are encouraged by the wonderful bargains in our midst. In so many ways, it is an exciting time to be a value investor because new ideas can be found in such abundance. Accordingly, we are out scouring the market--visiting more companies than ever. These tireless efforts along with the growing emphasis on maximizing shareholder value in corporate boardrooms across the country should certainly increase our chances for market-beating performance in the future. More specifically to the latter point, our optimism is heightened by the fact that company management teams realize their stocks are excessively cheap and are exploring all possibilities to maximize shareholder value including going private, being acquired and a host of other strategic alternatives.

PORTFOLIO COMINGS AND GOINGS

In the small cap Ariel Fund, we eliminated our positions in Day Runner, Inc. (OTC: DAYR) and Whitman Corporation (NYSE: WH), having lost faith in the long-term prospects for these businesses. Additionally, we sold our remaining shares of Shorewood Packaging Corporation (NYSE: SWD) on the good news of the company's takeover by International Paper (NYSE: IP). We also began to pare back our position in Wesley Jessen VisionCare, Inc. (OTC: WJCO) as takeover speculation drove the stock price to levels in keeping with the company's private market value. We added to positions in Hasbro, Inc. (NYSE: HAS), Longs Drug Stores (NYSE: LDG), and Hussmann International, Inc. (NYSE: HSM) as well as MBIA, Inc. (NYSE: MBI)--all at compelling prices.

In the mid-cap Ariel Appreciation Fund, we established new positions in Fortune Brands (NYSE: FO), the diversified consumer and office-product company and Cardinal Health, Inc. (NYSE: CAH), a leading healthcare services company. We also re-initiated a position in an old favorite, T. Rowe Price & Assoc. (OTC:
TROW), the

Baltimore-based mutual fund company. Conversely, we eliminated our position in Allergan, Inc. (NYSE: AGN) and like the Ariel Fund, Shorewood Packaging Corporation, at very profitable levels.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you may have. To speak to a registered representative, call 1-800-29-ARIEL (1-800-292-7435) or log on to www.arielmutualfunds.com to send us an email.

Sincerely,


/s/ John W. Rogers Jr.         /s/ Eric T. McKissack

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

THE FUNDS' PORTFOLIO SECURITIES AS OF MARCH 31, 2000, INCLUDING THE SECURITIES DISCUSSED IN THIS LETTER, ARE LISTED IN THE SCHEDULE OF INVESTMENTS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

INTRODUCING VALUE BENCHMARKS

We have found that style-specific indices are often paramount to the discussion of the Ariel Mutual Funds' performance. To this end, our shareholders will notice an addition to our quarterly reports going forward.

Specifically, we will compare the results of the small-cap Ariel Fund to the RUSSELL 2000 VALUE INDEX as well as the Russell 2000 Index. Likewise, we will compare the results of the mid-cap Ariel Appreciation Fund to the RUSSELL MIDCAP VALUE INDEX as well as the Russell Midcap Index. We have adopted the style-specific indices because they have a bias toward value-oriented securities with lower price-to-earnings ratios. We believe the value indices are pertinent to the discussion of the Ariel Mutual Funds as they better represent our own value approach.

                                COMPANY

[GRAPHIC]

7000 CARDINAL PLACE
 DUBLIN, OH 43017
 (614) 757-5000
www.cardinal.com

CARDINAL HEALTH, INC. (NYSE: CAH) is a health care services company with the second-largest drug distribution business, the largest manufacturing and medical-surgical distribution operation and the largest pharmaceutical services portfolio in the U.S. Over the past few years, the company has reengineered its business model to focus on higher-margin, value-added manufacturing and services.

MARKET LEADER IN MULTIPLE NICHES

Cardinal Health is an exceptional company because so many of its subsidiaries are market leaders. Cardinal is #2 in drug distribution, #1 in medical-surgical distribution, #1 in automated dispensing, #1 in packaging and #1 in drug delivery technology. Within this portfolio, certain businesses are dominant. For example, R.P. Scherer has over 90% market share in pharmaceutical softgel capsules, Pyxis has over 85% market share in automated dispensing technology, Owen Healthcare has over 70% market share in outsourced pharmacy services and Allegiance's custom sterile kits have over 50% market share. Because it's such a diversified conglomerate, we like to call Cardinal the "GE of Healthcare."

VISIONARY LEADERSHIP

Cardinal has a sophisticated and seasoned management team that we believe investors can count on. Chairman, CEO and founder Bob Walter's strategic vision, competitive intensity, managerial talent and financial acumen are all reflected throughout Cardinal's corporate culture. He has fostered an entrepreneurial spirit in a growing company and has challenged his employees to treat the company as if it were their own. In many ways it is, as employees own approximately 10% of the company.

                                    IN FOCUS

VALUE ADDED BUSINESS MODEL

Cardinal's success is also linked to its unique ability to make its customers more efficient. Through internal growth and strategic acquisitions, Cardinal has developed a broad range of integrated services that add value to both pharmaceutical manufacturers as well as health care providers. When these services are integrated, Cardinal is able to offer proprietary services and products that create cost-reductions and efficiencies for manufacturers and providers alike. These proprietary offerings allow Cardinal to earn higher margins and higher returns on capital than its competition in virtually every business segment.

COMPELLING VALUATION

In our view, the woes of the current health care market have created a rare opportunity to acquire shares in this clear market leader. In a recent issue of FORTUNE magazine, Cardinal was recognized for posting the 14th best total return over the past decade (38.7% annually) and the 25th highest earnings per share growth in the Fortune 500 (21%). Despite the exaggerated pessimism of Wall Street today, we believe Cardinal is a great business that will serve our shareholders well over the long-term. The stock has recently appreciated, but at its current price of $48 a share, Cardinal trades at 15 times calendar year cash earnings--well below historic levels. At this valuation, the company shares sell at approximately a 30% discount to our estimated private market value of $70. We rate the shares a buy.

                                 COMPANY

[LOGO]

1 HORACE MANN PLAZA
SPRINGFIELD, IL 62715
(217) 789-2500
www.horacemann.com

HORACE MANN EDUCATORS CORP. (NYSE: HMN) The past six months have been eventful for the employees and shareholders of Horace Mann. The Springfield, Illinois-based insurer has suffered the criticism of disappointed speculators, the indifference of a tech-crazed public market, and the skepticism associated with the transition to a new Chief Executive Officer.

The stock rallied in September, propelled by speculators to a high of $33 in anticipation of an acquisition. However, in the absence of a fair price, management declined to sell the company at less than full value. Disappointed short-term holders initiated a sell-off that shaved $336 million off of Horace Mann's market value.

Weeks later, Horace Mann delivered solid results which generated little interest from a tech-dominated market. The company earned a sector-leading 15% return on equity and quarterly earnings $0.03 better than expectations.

On January 27th, Horace Mann announced the appointment of a new CEO, Louis Lower
II. As always, Ariel made sure to meet with him as soon as possible. Mr. Lower demonstrated a genuine respect for the Horace Mann franchise, a calculated sense of opportunity, and the energy needed to execute a comprehensive strategy. As such, we remain confident that your money, and ours, is creating real value, and we recommend investors hold their positions at current levels.

CENTRAL NEWSPAPERS, INC. (NYSE: ECP) Central Newspapers continues to deliver solid results. In its recently completed fiscal year 1999, the company reported earnings per share of $2.31 versus $1.78, a 30% gain. Central Newspapers benefitted from strong advertising revenue growth and lower newsprint costs. Specifically, the company delivered a 6.5% increase in advertising revenue despite ongoing investor concerns regarding the Internet. While the Internet could pose a threat to newspaper companies' classified advertising revenue, Central Newspapers should actually benefit through new revenue streams on the Internet, since it enjoys considerable leverage with its unique local content.

Ariel is not the sole believer in newspapers and the Central Newspapers franchise. Management is astute in allocating capital to maximize value for shareholders as evidenced by Central Newspapers' aggressive share repurchase activity. The company repurchased nearly 39% of its shares outstanding over the past three years.

The stock of Central Newspapers is extremely attractive at current prices. Its multiple is a significant discount not only to the market but also to the industry, as well as its estimated private market value. At the current valuation, we recommend investors add to their positions in the company.

[LOGO]

200 EAST VAN BUREN STREET
PHOENIX, AZ 85004
(602) 444-1100
www.centralnews.com

                                  UPDATES

LEE ENTERPRISES (NYSE: LEE) #In early March, Lee Enterprises announced it was exploring the sale of its broadcast businesses to concentrate on newspapers and online services. Investors applauded the board's strategic decision as broadcasting transaction multiples are high.

[LOGO]

215 NORTH MAIN STREET
DAVENPORT, IA 52801
(319) 383-2100
www.lee.net

Lee Enterprises has decided to focus on what it does best--publishing small-town newspapers with in-depth local content. The company's emphasis on local content is an advantage as big-city papers as well as most television and radio programs fail to provide comprehensive local coverage. We expect the company to acquire newspapers and repurchase stock with some of the estimated $500-$600 million of pre-tax proceeds from the broadcasting properties. In fact, the company recently announced its intention to purchase three daily newspapers and 15 other publications in Nebraska and Wisconsin, where it currently operates newspapers.

Lee Enterprises possesses a strong financial profile, reflecting manageable debt levels and healthy internal cash generation. Additionally, at $22, the company's stock trades at a significant discount to our estimated private market value of $45. We continue to regard Lee Enterprises as an attractive holding and recommend investors add to their positions at current levels.

[LOGO]

277 PARK AVENUE
NEW YORK, NY 10172
(212) 371-1500
www.shorepak.com

SHOREWOOD PACKAGING CORPORATION (NYSE: SWD) Recently, Shorewood was sold to International Paper Co. (NYSE: IP) for $21.00 per share. This represented a 57% premium to Shorewood's price on November 17, 1999, the day before the commencement of takeover discussions between Shorewood and Chesapeake Corporation (NYSE:CSK), which ultimately led to the acquisition of Shorewood by International Paper. Over our nine year holding period, the shares returned approximately 22.2% per year. Although not without volatility, these shares proved to be an excellent holding over the long term.

We were first drawn to Shorewood because of the value-added nature of its packaging products (folding cartons for the home entertainment, consumer, and tobacco industries) and the quality of its customer base. The company provides packaging for most of the leading consumer product and home entertainment companies in America, including Proctor & Gamble (NYSE:PG), Gillette (NYSE:G), Nike (NYSE:NKE), Microsoft (NASDAQ:MSFT), and Walt Disney (NYSE:DIS). In each case, the packaging is a critical component in the sales and merchandizing mix for these highly profitable products.

We stuck with our investment in Shorewood during difficult periods we believed to be relatively short-term in nature. In the end, we were well rewarded for our patience.

                               ARIEL EQUITY FUNDS

TEN LARGEST HOLDINGS as of March 31, 2000

1  MBIA, INC.
   Leading insurer of municipal bonds

2  HERMAN MILLER, INC.
   One of the country's largest manufacturers of office furniture

3  LITTLEFUSE, INC.
   Largest global manufacturer of circuit protection devices

4  BRADY CORP.
   Manufacturer and distributor of niche industrial safety-related products

5  LEE ENTERPRISES
   Diversified media company

6  INTERNATIONAL GAME TECHNOLOGY
   World's leading supplier of computerized gaming devices

7  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

8  HASBRO, INC.
   Prominent toy manufacturer

9  ROUSE CO.
   Retail mall developer

10 SPECIALTY EQUIPMENT COS.
   Manufacturer of commercial and institutional food service equipment

      ARIEL FUND
       Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

--------------------------------------------------------------------------------------------------------------------
                            1st Quarter     YTD       1 Year       3 Year       5 Year       10 Year    Life of Fund
--------------------------------------------------------------------------------------------------------------------
ARIEL FUND                    -4.21%      -4.21%      -2.35%       +10.23%      +13.48%      +10.43%      +12.95%
--------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX            +7.08%      +7.08%      +37.29%      +17.75%      +17.24%      +14.43%      +12.56%
--------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX      +3.82%      +3.82%      +13.26%      +8.12%       +13.16%      +13.08%      +11.81%
--------------------------------------------------------------------------------------------------------------------

[CHART]

ARIEL FUND
Technology 5.58%
Health Care 1.74%
Consumer Discretionary & Services 35.20%
Consumer Staples 7.68%
Materials & Processing 12.21%
Producer Durables 20.80%
Financial Services 13.95%
Cash and Other 2.84%
Integrated Oils 0%

RUSSELL 2000 INDEX
Technology 27.60%
Health Care 11.1%
Consumer Discretionary & Services 14.6%
Consumer Staples 1.9%
Other Energy 3.5%
Materials & Processing 7.0%
Producer Durables 9.5%
Autos & Transportation 2.8%
Financial Services 15.5%
Utilities 5.7%
Cash and Other 0.8%
Integrated Oils 0%

[CHART]

  DATE             ARIEL FUND        S&P                 RUSSELL 2000
      1986          $10,000        $10,000                $10,000
      1987          $11,367        $10,256                 $8,860
      1988          $15,905        $11,960                $11,065
      1989          $19,900        $15,749                $12,863
      1990          $16,699        $15,260                $10,354
      1991          $22,163        $19,910                $15,122
      1992          $24,763        $21,427                $17,906
      1993          $26,924        $23,587                $21,292
      1994          $25,786        $23,897                $20,904
      1995          $30,581        $32,878                $26,849
      1996          $37,747        $40,426                $31,279
      1997          $51,502        $53,914                $38,274
      1998          $56,595        $69,320                $37,300
      1999          $53,335        $83,912                $45,228
    Mar-00          $51,089        $85,837                $48,433

*Statistics represent past performance whic is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stock. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged and returns include reinvrsted dividends. An investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

ARIEL APPRECIATION FUND
              Inception
       December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

------------------------------------------------------------------------------------------------------------------------
                              1st Quarter     YTD         1 Year       3 Year       5 Year       10 Year    Life of Fund
------------------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND         -3.71%       -3.71%       -6.66%       +15.31%      +16.99%      +12.72%      +12.78%
------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX           +10.09%      +10.09%      +30.77%       +23.07%      +21.78%      +17.50%      +16.65%
------------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX      +1.01%       +1.01%       +4.14%       +11.89%      +16.01%      +14.41%      +13.58%
------------------------------------------------------------------------------------------------------------------------

[CHART]

ARIEL APPRECIATION FUND
Technology 1.15%
Health Care 5.64%
Consumer Discretionary & Services 34.87%
Consumer Staples 12.58%
Materials & Processing 5.18%
Producer Durables 10.44%
Financial Services 23.66%
Utilities 4.48%
Cash and Other 2.0%
Integrated Oils 0%

RUSSELL MID CAP INDEX
Technology 30.4%
Health Care 5.5%
Consumer Discretionary & Services 15.0%
Consumer Staples 2.6%
Integrated Oils 1.4%
Other Energy 4.3%
Materials & Processing 6.0%
Producer Durables 5.3%
Autos & Transportation 3.5%
Financial Services 14.3%
Utilities 10.6%
Cash and Other 1.1%

[CHART]

DATE                  APP           S&P           RUSSELL MID CAP
      1989          $10,000       $10,000            $10,000
      1990           $9,902        $9,922             $9,006
      1991          $13,184       $12,945            $12,744
      1992          $14,930       $13,932            $14,826
      1993          $16,115       $15,336            $16,947
      1994          $14,763       $15,539            $16,592
      1995          $18,330       $21,378            $22,308
      1996          $22,677       $26,286            $26,547
      1997          $31,283       $35,056            $34,247
      1998          $37,398       $45,074            $37,7O5
      1999          $35,981       $54,559            $44,579
    Mar-00          $34,645       $55,810            $49,076

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Medcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged and returns include reinvested dividends. An invrstor cannot unvest directrly in an index.

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

TEN LARGEST HOLDINGS AS OF MARCH 31, 2000

1  HERMAN MILLER, INC.
   One of the country's largest manufacturers of office furniture

2  MBIA, INC.
   Leading insurer of municipal bonds

3  CENTURYTEL, INC.
   Diversified telecommunications company

4  MCCORMICK & CO., INC.
   World's largest spice company

5  HASBRO, INC.
   Prominent toy manufacturer

6  LEE ENTERPRISES
   Diversified media company

7  EQUIFAX, INC.
   Consumer credit and check processing services company

8  SYBRON INTERNATIONAL CORP.
   Principal manufacturer of products for the laboratory and professional orthodontic and dental markets

9  ROUSE CO.
   Retail mall developer

10 HOUGHTON MIFFLIN CO.
   Leading publisher of educational textbooks and multimedia products

                            SCHEDULE OF INVESTMENTS

ARIEL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

     Number   COMMON STOCKS-97.16% (cont)                  Cost     Market Value
  of Shares
              CONSUMER DISCRETIONARY--35.20%

    428,533   Bob Evans Farms, Inc.                    $ 6,704,182   $ 5,356,663
    270,400   Central Newspapers, Inc., Class A          3,728,076     9,092,200
    263,100   Department 56, Inc.*                       8,535,654     3,897,169
     12,600   Grey Advertising, Inc.                     4,173,275     5,153,400
    513,625   Hasbro, Inc.                               6,646,172     8,474,812
    426,600   International Game Technology*             7,498,006     9,251,888
    355,800   Lee Enterprises                            9,859,807     9,295,275
    266,000   Leggett & Platt, Inc.                      2,380,169     5,719,000
    242,700   Libbey, Inc.                               8,806,015     6,643,913
                                                      ------------  ------------
                                                        58,331,356    62,884,320
                                                      ------------  ------------
              CONSUMER STAPLES--7.68%
    293,300   Longs Drug Stores Corp.                    6,245,964     6,672,575
    218,600   McCormick & Co., Inc.                      5,049,515     7,049,850
                                                      ------------  ------------
                                                        11,295,479    13,722,425
                                                      ------------  ------------
              FINANCIAL SERVICES--13.95%
     94,600   Arthur J. Gallagher & Co.                  1,821,142     3,074,500
    387,950   HCC Insurance Holdings, Inc.               5,370,920     5,140,337
    344,175   Horace Mann Educators Corp.                8,667,827     6,345,727
    199,100   MBIA, Inc.                                 7,359,637    10,365,644
                                                      ------------  ------------
                                                        23,219,526    24,926,208
                                                      ------------  ------------

     Number   COMMON STOCKS-97.16% (cont)                  Cost     Market Value
  of Shares
              HEALTH CARE--1.74%
     86,555   Wesley Jessen VisionCare, Inc.*          $ 2,052,851   $ 3,110,570
                                                      ------------  ------------

              MATERIALS AND PROCESSING--12.21%
    306,400   Brady Corp.                                7,501,170     9,555,850
    143,900   Hunt Corp.                                 1,916,478     1,286,106
    630,100   Interface, Inc., Class A                   3,677,395     2,677,925
    392,200   Rouse Co.                                  7,228,758     8,285,225
                                                      ------------  ------------
                                                        20,323,801    21,805,106
                                                      ------------  ------------
              PRODUCER DURABLES--20.80%
    237,570   General Binding Corp.                      4,393,121     2,271,763
    146,000   Graco, Inc.                                4,160,389     4,234,000
    468,500   Hussmann International, Inc.               7,304,219     5,944,094
    243,300   IDEX Corp.                                 5,978,828     6,629,925
    357,900   Miller (Herman), Inc.                      6,138,750    10,021,200
    388,175   Specialty Equipment Cos., Inc.*            4,666,646     8,054,631
                                                      ------------  ------------
                                                        32,641,953    37,155,613
                                                      ------------  ------------
              TECHNOLOGY--5.58%
    271,650   Littelfuse, Inc.*                          6,910,325     9,966,159
                                                      ------------  ------------
              Total Common Stocks                      154,775,291   173,570,401
                                                      ------------  ------------


  Principal   REPURCHASE                                  Cost      Market Value
   Amount     AGREEMENT-2.79%
 $4,979,825   State Street Bank & Trust
              Company Repurchase
              Agreement, 4.25%, dated
              3/31/2000, repurchase price
              $4,981,589, maturing
              4/3/2000 (collateralized by
              U.S. Treasury Note, 6.50%,
              5/31/2002)                                $4,979,825    $4,979,825
                                                      ------------  ------------

              Total Repurchase Agreement                 4,979,825     4,979,825
                                                      ------------  ------------
              Total Investments-99.95%                $159,755,116   178,550,226
                                                      ============
              Other Assets less Liabilities-0.05%                         92,602
                                                                    ------------

              NET ASSETS-100.00%                                    $178,642,828
                                                                    ============

*Non-income producing


The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

     Number   COMMON STOCKS-98.82%                         Cost     Market Value
  of Shares
              CONSUMER DISCRETIONARY--34.87%
    195,500   Bob Evans Farms, Inc.                    $ 3,772,410   $ 2,443,750
    187,600   Carnival Corp.                             2,514,494     4,654,825
    299,000   Central Newspapers, Inc.,
              Class A                                    8,793,175    10,053,875
    204,800   Galileo International, Inc.                8,260,367     4,928,000
    228,250   Harte-Hanks, Inc.                          1,428,416     5,178,422
    741,350   Hasbro, Inc.                              11,968,095    12,232,275
    251,000   Houghton Mifflin Co.                       8,275,950    10,651,812
    465,200   International Game Technology*             7,377,494    10,089,025
    454,000   Lee Enterprises                           12,703,650    11,860,750
    452,945   Leggett & Platt, Inc.                      5,021,566     9,738,318
    166,800   Libbey, Inc.                               5,702,492     4,566,150
     47,300   McClatchy Company                          1,878,254     1,549,075
    330,700   Newell Rubbermaid, Inc.                    9,237,468     8,205,494
    106,100   Tribune Co.                                2,984,622     3,879,281
                                                      ------------  ------------
                                                        89,918,453   100,031,052
                                                      ------------  ------------
              CONSUMER STAPLES--12.58%
    207,372   The Clorox Co.                             6,577,955     6,739,590
    329,440   Longs Drug Stores Corp.                    7,637,019     7,494,760
    381,955   McCormick & Co., Inc.                     10,061,402    12,318,049
    684,900   Whitman Corp.                             11,249,826     9,545,794
                                                      ------------  ------------
                                                        35,526,202    36,098,193
                                                      ------------  ------------

              FINANCIAL SERVICES--23.66%
    141,600   Arthur J. Gallagher & Co.                $ 2,866,301   $ 4,602,000
    468,500   Equifax, Inc.                             14,246,727    11,829,625
    259,400   Franklin Resources, Inc.                   8,530,984     8,673,687
    261,300   MBIA, Inc.                                11,021,017    13,603,931
    382,700   MBNA Corp.                                 5,982,140     9,758,850
    152,500   SunGard Data Systems, Inc.*                4,106,393     5,756,875
    114,600   T. Rowe Price Associates, Inc.             4,491,481     4,526,700
    164,400   XL Capital Ltd.                            9,347,522     9,103,650
                                                      ------------  ------------
                                                        60,592,565    67,855,318
                                                      ------------  ------------
              HEALTH CARE--5.64%
     98,900   Cardinal Health, Inc.                      3,990,388     4,537,038
    401,400   Sybron International Corp.*                5,980,310    11,640,600
                                                      ------------  ------------
                                                         9,970,698    16,177,638
                                                      ------------  ------------

              MATERIALS AND PROCESSING--5.18%
     65,100   Avery Dennison Corp.                       3,901,108     3,975,169
    514,700   Rouse Co.                                  8,962,269    10,873,037
                                                      ------------  ------------
                                                        12,863,377    14,848,206
                                                      ------------  ------------
              OTHER--0.82%
     94,150   Fortune Brands, Inc.                       2,994,241     2,353,750
                                                      ------------  ------------

              PRODUCER DURABLES--10.44%
    296,750   Hussmann International, Inc.               4,283,087     3,765,016
    503,800   Miller (Herman), Inc.                      9,816,718    14,106,400
    171,600   Pitney Bowes, Inc.                         7,085,152     7,668,375
    212,000   Specialty Equipment Cos., Inc.*            2,513,609     4,399,000
                                                      ------------  ------------
                                                        23,698,566    29,938,791
                                                      ------------  ------------

     Number   COMMON STOCKS-98.82% (cont)                 Cost      Market Value
  of Shares
              TECHNOLOGY--1.15%
     90,125   Littelfuse, Inc.*                       $  2,033,276  $  3,306,461
                                                      ------------  ------------

              UTILITIES--4.48%
    346,025   CenturyTel, Inc.                           5,495,260    12,846,178
                                                      ------------  ------------

              Total Common Stocks                      243,092,638   283,455,587
                                                      ------------  ------------


  Principal   REPURCHASE                                  Cost      Market Value
   Amount     AGREEMENT-1.19%
 $3,402,558   State Street Bank & Trust
              Company Repurchase
              Agreement, 4.25%, dated
              3/31/2000, repurchase price
              $3,403,764, maturing
              4/3/2000 (collateralized by
              U.S. Treasury Note, 6.25%,
              10/31/2001)                               $3,402,558  $  3,402,558
                                                      ------------  ------------

           Total Repurchase Agreement                    3,402,558     3,402,558
                                                      ------------  ------------

           Total Investments-100.01%                  $246,495,196   286,858,145
                                                      ============
           Liabilities less Other Assets-(0.01)%                         (15,131)
                                                                    ------------

           NET ASSETS-100.00%                                       $286,843,014
                                                                    ============

* Non-income producing


The accompanying notes are an integral part of the financial statements.

                           EQUITY STATISTICAL SUMMARY
ARIEL FUND
(UNAUDITED)

                                                                           EARNINGS PER SHARE
                                                                           ------------------
                                                          52 - WEEK
                                                            RANGE           1999       2000      1999       2000      MARKET
                               TICKER        PRICE     --------------      ACTUAL    ESTIMATED    P/E        P/E       CAP.
COMPANY                        SYMBOL       3/31/00      LOW    HIGH      CALENDAR   CALENDAR  CALENDAR   CALENDAR     ($MM)
Hunt Corp.                     HUN            8.94       6.63   12.06       0.93       1.01       9.6        8.9        89
General Binding Corp.          GBND           9.56       6.00   31.88      -0.31       0.04        NM         NM       150
Department 56, Inc.            DFS           14.81      12.88   33.31       2.45       2.28       6.0        6.5       216
Interface, Inc.                IFSIA          4.25       3.94   11.75       0.45       0.60       9.4        7.1       220
Specialty Equipment Cos., Inc. SEC           20.75      15.00   34.13       2.22       2.21       9.3        9.4       398
Libbey, Inc.                   LBY           27.38      24.63   33.75       2.63       3.00      10.4        9.1       416
Bob Evans Farms, Inc.          BOBE          12.50      12.06   22.06       1.38       1.49       9.1        8.4       463
Grey Advertising, Inc.         GREY         409.00     284.00  442.00       5.13      29.67      79.7       13.8       491
Graco, Inc.                    GGG           29.00      21.50   36.19       2.75       3.16      10.5        9.2       595
Wesley Jessen VisionCare, Inc. WJCO          35.94      22.00   40.94       1.88       2.27      19.1       15.8       633
Hussmann International, Inc.   HSM           12.69      12.50   18.56       1.28       1.45       9.9        8.8       645
HCC Insurance Holdings, Inc.   HCC           13.25       8.00   25.13       1.20       1.32      11.0       10.0       651
Brady Corp.                    BRC           31.19      20.94   36.31       1.98       2.10      15.8       14.9       708
Horace Mann Educators Corp.    HMN           18.44      12.63   33.00       1.70       1.91      10.8        9.7       765
Littelfuse, Inc.               LFUS          36.69      17.50   39.50       1.16       1.64      31.6       22.4       807
IDEX Corp.                     IEX           27.25      22.75   34.13       1.81       2.03      15.1       13.4       809
Longs Drug Stores, Inc.        LDG           22.75      15.94   36.88       1.76       1.98      12.9       11.5       893
Lee Enterprises                LEE           26.13      19.69   32.25       1.57       1.75      16.6       14.9     1,155
Arthur J. Gallagher & Co.      AJG           32.50      23.00   33.13       1.75       1.91      18.6       17.0     1,206
Central Newspapers, Inc.       ECP           33.44      27.25   45.69       2.31       2.12      14.5       15.8     1,297
Rouse Company                  RSE           21.13      19.75   27.50       2.98       3.29       7.1        6.4     1,492
International Game Technology  IGT           21.69      14.56   23.25       1.34       1.68      16.2       12.9     1,627
Herman Miller, Inc.            MLHR          28.00      17.25   28.13       1.67       1.91      16.8       14.7     2,212
McCormick & Company, Inc.      MKC           32.25      23.75   34.63       1.69       1.98      19.1       16.3     2,215
Hasbro, Inc.                   HAS           16.69      13.75   37.00       1.42       1.39      11.8       12.0     2,877
Leggett & Platt, Inc.          LEG           21.50      15.25   28.31       1.45       1.68      14.8       12.8     4,223
MBIA, Inc.                     MBI           52.06      36.31   71.88       4.72       5.13      11.0       10.1     5,149

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes. NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                           EARNINGS PER SHARE
                                                                           ------------------
                                                          52 - WEEK
                                                            RANGE           1999       2000      1999       2000      MARKET
                               TICKER        PRICE     --------------      ACTUAL    ESTIMATED    P/E        P/E       CAP.
COMPANY                        SYMBOL       3/31/00      LOW    HIGH      CALENDAR   CALENDAR  CALENDAR   CALENDAR     ($MM)
Specialty Equipment Cos., Inc. SEC           20.75      15.00   34.13       2.22       2.21       9.3        9.4       398
Libbey, Inc.                   LBY           27.38      24.63   33.75       2.63       3.00      10.4        9.1       416
Bob Evans Farms, Inc.          BOBE          12.50      12.06   22.06       1.38       1.49       9.1        8.4       463
Hussmann International, Inc.   HSM           12.69      12.50   18.56       1.28       1.45       9.9        8.8       645
Littelfuse, Inc.               LFUS          36.69      17.50   39.50       1.16       1.64      31.6       22.4       807
Longs Drug Stores, Inc.        LDG           22.75      15.94   36.88       1.76       1.98      12.9       11.5       893
Lee Enterprises                LEE           26.13      19.69   32.25       1.57       1.75      16.6       14.9     1,155
Arthur J. Gallagher & Co.      AJG           32.50      23.00   33.13       1.75       1.91      18.6       17.0     1,206
Houghton Mifflin Company       HTN           42.44      34.88   52.50       1.62       2.96      26.2       14.3     1,290
Central Newspapers, Inc.       ECP           33.44      27.25   45.69       2.31       2.12      14.5       15.8     1,297
McClatchy Co.                  MNI           32.75      30.50   45.13       1.83       2.04      17.9       16.1     1,474
Rouse Company                  RSE           21.13      19.75   27.50       2.98       3.29       7.1        6.4     1,492
Harte-Hanks, Inc.              HHS           22.69      19.06   28.31       1.02       1.23      22.2       18.4     1,547
International Game Technology  IGT           21.69      14.56   23.25       1.34       1.68      16.2       12.9     1,627
Whitman Corp.                  WH            13.94      10.38   19.56       0.58       0.64      24.0       21.8     1,927
Galileo International, Inc.    GLC           24.06      16.50   59.31       2.24       2.14      10.7       11.2     2,146
Herman Miller, Inc.            MLHR          28.00      17.25   28.13       1.67       1.91      16.8       14.7     2,212
McCormick & Company, Inc.      MKC           32.25      23.75   34.63       1.69       1.98      19.1       16.3     2,215
Hasbro, Inc.                   HAS           16.69      13.75   37.00       1.42       1.39      11.8       12.0     2,877
Sybron Corp.                   SYB           29.00      20.69   30.81       1.25       1.50      23.2       19.3     3,019
Equifax, Inc.                  EFX           25.25      19.88   38.44       1.55       1.75      16.3       14.4     3,570
Fortune Brands, Inc.           FO            25.00      21.25   45.88       1.99       2.35      12.6       10.6     3,998
Leggett & Platt, Inc.          LEG           21.50      15.25   28.31       1.45       1.68      14.8       12.8     4,223
T. Rowe Price Associates, Inc. TROW          39.50      25.88   43.25       1.85       2.15      21.4       18.4     4,768
SunGard Data Systems, Inc.     SDS           37.75      16.88   40.00       1.36       1.65      27.8       22.9     4,957
MBIA, Inc.                     MBI           52.06      36.31   71.88       4.72       5.13      11.0       10.1     5,149
CenturyTel, Inc.               CTL           37.13      32.31   48.75       1.69       1.82      22.0       20.4     5,206
Newell Rubbermaid, Inc.        NWL           24.81      21.00   52.00       1.65       1.99      15.0       12.5     6,614
Avery Dennison Corp.           AVY           61.06      51.44   78.50       2.55       2.89      23.9       21.1     6,863
XL Capital Ltd.                XL            55.38      39.00   67.19       3.63       5.10      15.3       10.9     6,895
The Clorox Company             CLX           33.00      29.06   62.88       1.61       1.87      20.5       17.6     7,805
Franklin Resources, Inc.       BEN           33.44      24.63   45.00       2.01       2.30      16.6       14.5     8,317
Tribune Company                TRB           36.56      27.88   60.88       1.54       1.75      23.7       20.9     8,683
Pitney Bowes, Inc.             PBI           44.69      40.88   73.31       2.34       2.59      19.1       17.3    11,718
Cardinal Health, Inc.          CAH           45.88      37.00   72.94       1.74       2.15      26.4       21.3    12,906
Carnival Corp.                 CCL           24.81      21.19   53.50       1.66       1.70      14.9       14.6    15,315
MBNA Corp.                     KRB           25.50      19.50   33.25       1.21       1.48      21.1       17.2    20,446

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

                         ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the first quarter ended March 31, 2000, the Ariel Premier Bond Fund, Institutional Class gained +1.56% and the Investor Class gained +1.46%, trailing the +2.21% return of the Lehman Brothers Aggregate Bond Index.

Recent bond prices have been influenced by a continuum of unusual events that run contrary to economic fundamentals and traditional sources of valuation. During the first quarter of 2000, despite a 1.60% rise in the Consumer Price Index to 3.2% (and risks of further increases), 7.3% Gross Domestic Product growth in the fourth quarter (and a forecast for the first quarter that exceeds 5%), as well as a 0.50% increase in the Fed Funds rate, long-term Treasury yields have fallen to levels at or below short-term rates. Moreover, yields on non-Treasury sectors have not declined in tandem with benchmark Treasury yields, which has resulted in wider spreads across all sectors.

Beginning in late January, long-term Treasury yields fell dramatically, far outpacing their high quality counterparts and finishing the quarter at levels equal to or below the Fed Funds rate. In an environment in which all risks appear to point towards rising inflation and higher short-term rates, this was a remarkable occurrence.

All domestic spreads widened over the quarter. Emerging market debt was the only major sector to outperform Treasuries. Long duration portfolios overweighted in Treasuries were the best performers for the quarter. As such, the primary source of the Fund's underperformance for the quarter was our underweight in the Treasury sector.

In response to the changes in Treasury yield levels and market spreads, we have adjusted our portfolio strategy over the quarter. Early this year, the Fund's overall spread exposure was reduced from 1.5 years to 0.9 years in reaction to the more uncertain environment. Corporates were underweighted modestly, and Agencies were reduced to a weighting commensurate with the benchmark. And so, our primary spread exposure remains AAA-rated asset-backed securities and discount mortgages.

Our fundamental economic outlook remains unchanged. We expect continued strong economic momentum and rising inflationary risks will result in further Fed tightening, making the current level of Treasury yields even more unattractive. We also expect the spread environment will continue to be volatile as the market reacts to the evolving debate over budget surpluses, Treasury benchmark yields and their impact on the financial system. We believe portfolios with durations shorter than benchmarks and underweighted in Treasuries will likely be the best performers this year. The Ariel Premier Bond Fund's positioning reflects this perspective.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you may have.

Sincerely,


/s/ John W. Rogers, Jr.                  /s/ Kenneth R. Meyer

John W. Rogers, Jr.                      Kenneth R. Meyer
President                                President
Ariel Capital Management, Inc.           Lincoln Capital Management Company

PLEASE NOTE THAT THE ARIEL PREMIER BOND FUND, INVESTOR CLASS LIPPER RANKING WAS INCORRECTLY STATED ON PAGE 20 OF THE 12/31/99 QUARTERLY REPORT. FOR THE SINCE INCEPTION (02/01/97) PERIOD ENDED 12/31/99, THE FUND RANKED 52 OUT OF 133 FUNDS IN THE CORPORATE DEBT A-RATED CATEGORY.

ARIEL PREMIER BOND FUND

Institutional Class Inception October 1, 1995

Investor Class Inception February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000 (assume reinvestment of dividends and capital gains)

----------------------------------------------------------------------------------------------------------------
                                           1st Quarter     YTD         1 Year       3 Year        Life of Fund
----------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.           +1.56%       +1.56%        +0.97%       +6.00%       +5.40%
----------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INV. CL.            +1.46%       +1.46%        +0.56%       +5.55%       +5.02%
----------------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX            +2.21%       +2.21%        +1.87%       +6.70%       +6.10% (INST.)
                                                                                                  +6.06% (INV.)
----------------------------------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

     DATE                  BOND            LEHMAN
        Feb-97              $10,000          $10,000
        Mar-97               $9,930           $9,914
        Jun-97              $10,265          $10,278
        Sep-97              $10,573          $10,619
        Dec-97              $10,838          $10,932
        Mar-98              $10,997          $11,102
        Jun-98              $11,234          $11,361
        Sep-98              $11,616          $11,841
        Dec-98              $11,621          $11,882
        Mar-99              $11,611          $11,823
        Jun-99              $11,482          $11,719
        Sep-99              $11,541          $11,798
        Dec-99              $11,509          $11,784
        Mar-00              $11,676          $12,044

[CHART]

ARIEL PREMIER BOND FUND
Government & Agency 7.69%
Mortgage-Backed 43.24%
Corporate 13.25%
Asset-Backed 18.99%
Commercial Mortgage-Backed 2.50%
Cash 14.33%

LEHMAN AGGREGATE BOND INDEX
Government & Agency 41.1%
Mortgage-Backed 33.9%
Corporate 22.3%
Asset-Backed 1.3%
Commercial Mortgage-Backed 1.4%
Cash 0%

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

     DATE                 BOND                LEHMAN
        Oct-95           $1,000,000          $1,000,000
        Dec-95           $1,035,122          $1,042,614
        Jun-96           $1,018,867          $1,029,953
        Dec-96           $1,067,709          $1,080,467
        Jun-97           $1,101,595          $1,113,887
        Dec-97           $1,165,544          $1,184,770
        Jun-98           $1,210,570          $1,231,317
        Dec-98           $1,254,703          $1,287,699
        Jun-99           $1,240,901          $1,270,046
        Dec-99           $1,247,569          $1,277,108
        Mar-00           $1,267,041          $1,305,289

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

Par Value    ASSET-BACKED SECURITIES-18.99%                 Cost     Market Value
  $700,000   Americredit Auto Receivables,
             98-B A4, 6.06%, 12/12/2002                   $699,926     $692,314
   750,000   Americredit Auto Receivables,
             99-A A4, 5.88%, 12/12/2005                    749,864      729,990
   269,011   Associates Manufactured Housing,
             972A-3, 6.275%, 3/15/2028                     268,933      268,737
 1,000,000   Auto Leasing Investors,
             6.177%, 8/12/2005+                          1,000,000      968,050
   650,000   BEA, 1998-2A A2A, 6.72%,
             6/15/2010+                                    628,609      586,723
   470,000   Capital One, 2000, 7.65%, 1/17/2006+          468,220      465,375
   695,000   Circuit City Credit Card, 1995-1A,
             6.375%, 8/15/2005                             705,113      694,090
 2,000,000   Contimortgage Home Equity, 97-4 A5,
             6.44%, 12/15/2012                           2,017,309    1,963,840
   607,802   Credit Card Receivables Trust, 98-1,
             6.478%, 12/22/2004+                           610,999      594,861
 2,000,000   EQCC Home Equity, 973-A9,
             6.57%, 2/15/2029                            1,984,162    1,905,620
 1,800,000   First Omni, 96-AA, 6.65%, 9/15/2003         1,818,358    1,792,314
   977,816   Fleetwood, 97-B A, 6.40%, 5/15/2013           976,583      967,901
   500,000   Green Tree Financial-MH, 98-4 A4,
             6.09%, 7/1/2030                               499,949      494,385
    29,656   Green Tree Financial-MH, 1995-1 A5,
             8.40%, 6/15/2025                               32,480       29,810
   870,000   Greenpoint Manufacturing, 2000-1 A2,
             7.60%, 11/20/2022                             869,974      867,286
 1,415,000   Healthcare Rec., 99-1,
             6.25%, 2/1/2003+                            1,413,320    1,372,111
   715,747   IMC Excess Cash Flow Sec. Trust,
             97-A A, 7.41%, 11/26/2028+                    715,720      478,205
 1,450,000   J.C. Penney Master Credit Card Trust,
             C A, 9.625%, 6/15/2000                      1,460,712    1,453,408
 1,445,000   MBNA Master Credit Card Trust,
             1999-JA, 7.00%, 2/15/2012                   1,440,466    1,422,920
 1,440,000   Prime, 95-1A, 6.75%, 11/15/2005             1,444,890    1,424,491
 2,910,017   Railcar Leasing, 971A,
             6.75%, 7/15/2006+                           2,945,220    2,837,703
 1,088,514   Railcar Trust, 92-A1, 7.75%, 6/1/2004       1,119,747    1,092,825
   579,442   Salomon Brothers Mortgage Sec.,
             97LB6A3, 6.76%,12/25/2027                     578,737      575,884
   345,000   Sears Credit Account Master Trust,
             1995-5 A, 6.05%, 2/15/2004                    335,519      334,508
   915,172   Union Acceptance Corp., 97AA2,
             6.375%, 10/8/2003                             920,151      910,742
 2,630,000   Union Financial Services Taxable Student
             Loan, 98A A8, 5.50%, 9/1/2005               2,614,161    2,476,461
   595,000   WFS Financial Owner Trust,
             2000-A A4, 7.41%, 9/20/2007                   594,872      600,629


20

 Par Value   ASSET-BACKED SECURITIES-18.99% (cont)          Cost     Market Value

$1,880,000   World Financial, 96-AA, 6.70%,
             2/15/2004                                  $1,886,242   $1,872,367
 2,118,188   World Omni Auto Lease, 97-B A3,
             6.18%, 11/25/2003                           2,118,041    2,117,023
                                                         ---------    ---------

             Total Asset-Backed Securities              32,918,277   31,990,573
                                                        ----------   ----------
             COMMERCIAL MORTGAGE-BACKED SECURITIES-2.50%

   320,000   GMAC Commercial, 97-C1 A3,
             6.869%, 8/15/2007                             304,213      307,125
 1,150,000   GMAC Commercial, 99-CTL1 A,
             7.151%, 2/15/2008+                          1,149,979    1,142,100
   995,501   GS Mortgage Securities Corp.,
             98-GL11 A1, 6.312%, 4/13/2031               1,016,194      952,375
   731,804   GS Mortgage Securities Corp.,
             99-C1 A1, 5.85%, 11/18/2030                   733,087      690,547
   515,000   Lehman Large Loan, 97-LL1 A2,
             6.84%, 9/12/2006                              511,503      502,898
   608,947   MLMI, 99-C1 A1, 7.37%, 6/15/2008              621,779      611,779
                                                           -------      -------
             Total Commercial Mortgage-
             Backed Securities                           4,336,755    4,206,824
                                                         ---------    ---------
             CORPORATE DEBT-13.25%
 1,000,000   AES Ironwood LLC,
             8.857%, 11/30/2025+                         1,000,000    1,018,960
   550,000   American Stores, 8.00%, 6/1/2026              604,472      550,627
  $925,000   Bank of America, Institutional-B,
             7.70%, 12/31/2006+                            841,654      858,210
   550,000   Bestfoods MTN C, 5.60%, 10/15/2097            424,432      401,640
   410,000   Boeing Co., 6.875%, 10/15/2043                367,992      359,548
 1,000,000   Citigroup Capital III, 7.75%,
             12/1/2036                                   1,035,428      923,179
 1,575,000   Consumers Energy CMS,
             6.20%, 5/1/2003                             1,558,081    1,488,407
   840,000   Dow Chemical Co., 7.375%,
             11/1/2029                                     832,165      813,681
 1,310,000   Edison International, Inc.,
             6.875%, 9/15/2004                           1,300,874    1,270,614
   115,000   FedEx, 7.60%, 7/1/2097                        120,703      101,563
 1,000,000   Ford Motor Company,
             6.375%, 2/1/2029                              827,159      840,320
 1,100,000   GTE California, 6.75%, 5/15/2027            1,150,635      960,748
 1,020,000   J.C. Penney Co., 7.625%, 3/1/2097             914,506      730,751
   500,000   Kohl's Corp., 7.25%, 6/1/2029                 472,464      458,104
   830,000   Liberty Media Group, 8.25%,
             2/1/2030+                                     823,360      799,795
   800,000   LSP Energy LP, 8.16%, 7/15/2025+              800,000      745,248
   555,000   MCI WorldCom Inc., 7.750%, 4/1/2027           613,813      561,310
   610,000   Mirage Resorts, 7.25%, 8/1/2017               606,937      494,479
   300,000   News America Holdings,
             7.25%, 5/18/2018                              298,057      268,280

                                                                              21

 Par Value   CORPORATE DEBT-13.25% (cont)                   Cost     Market Value

$  726,234   Northwest Airlines Corp., 1999-2A,
             7.575%, 3/1/2019                           $  730,000   $  706,501
   400,000   NRG Energy, Inc., 7.50%, 6/1/2009             399,887      377,545
 1,190,000   Park Place Entertainment,
             7.95%, 8/1/2003                             1,180,884    1,150,538
   975,000   Peco Energy Co., 7.38%, 4/6/2028              929,123      847,120
   700,000   PNC Funding Corp., 7.00%, 9/1/2004            697,285      689,868
   775,000   Provident Companies, 6.375%,
             7/15/2005                                     772,840      714,229
   420,000   Provident Companies, 7.00%,
             7/15/2018                                     419,871      355,406
 1,000,000   Safeco Capital Trust, 8.072%,
             7/15/2037                                   1,000,000      869,533
   805,000   Suntrust Cap II, 7.90%, 6/15/2027             809,591      759,673
   750,000   Virginia Electric Power, 6.75%,
             2/1/2007                                      753,333      697,645
   965,000   Vodafon Airtouch, 7.875%,
             2/15/2030+                                    952,431      968,543
   560,000   Zurich Capital Trust, 8.376%,
             6/1/2037+                                     595,519      535,241
                                                           -------      -------
             Total Corporate Debt                       23,833,496   22,317,306
                                                        ----------   ----------

 Par Value   U.S. GOVERNMENT AGENCIES-43.68%               Cost      Market Value

             MORTGAGE-BACKED SECURITIES--43.24%
$6,435,000   Fannie Mae, Benchmark Note,
             7.125%, 1/15/2030                          $6,461,884   $6,501,358
13,900,000   Fannie Mae, 7.50%, 4/1/2030 X              13,604,625   13,656,750
 9,615,000   Freddie Mac, Gold, 6.00%, 4/1/2030 X        8,749,650    8,752,650
45,650,000   Freddie Mac, 6.50%, 4/1/2030 X             42,594,647   42,825,406
 1,159,362   Freddie Mac, Gold,
             6.50%, 11/1/2025 X                          1,096,632    1,094,738
                                                         ---------    ---------
                                                        72,507,438   72,830,902
                                                        ----------   ----------

             OTHER AGENCY ISSUES--0.44%
   734,175   Government Trust Certificate, Israel
             Trust, Series 2E, 9.40%, 5/15/2002            758,195      747,990
                                                           -------      -------
                                                           758,195      747,990
                                                           -------      -------

             Total U.S. Government Agencies             73,265,633   73,578,892
                                                        ----------   ----------
             U.S. GOVERNMENT OBLIGATIONS-7.25%
 6,355,000   U.S. Treasury Bond,
             8.125%, 8/15/2021                           7,569,829    7,810,695
 4,340,000   U.S. Treasury Note,
             7.50%, 11/15/2001                           4,430,271    4,405,100
                                                         ---------    ---------
             Total U.S. Government Obligations          12,000,100   12,215,795
                                                        ----------   ----------


22

 Par Value   COMMERCIAL PAPER-50.72%                        Cost      Market Value

$3,200,000   AIG Funding, Inc., 5.90%,
             4/13/2000*                                 $3,194,755   $3,194,755
 3,300,000   American Express Corp., 6.02%,
             4/13/2000*                                  3,294,482    3,294,482
 3,300,000   American General Finance Group,
             5.95%, 4/13/2000*                           3,294,546    3,294,546
 3,300,000   Associates First Capital Corp., 5.90%,
             4/13/2000*                                  3,294,592    3,294,592
 3,000,000   AT&T Corp., 5.90%, 4/13/2000*               2,995,083    2,995,083
 3,300,000   BellSouth Telecommunications, Inc.,
             6.00%, 4/20/2000*                           3,290,650    3,290,650
 3,300,000   Chevron Corp., 6.00%, 4/18/2000*            3,291,750    3,291,750
 3,200,000   Ciesco LP, 5.90%, 4/13/2000*                3,194,755    3,194,755
 3,300,000   CIT Group Holdings, Inc., 5.96%,
             4/13/2000*                                  3,294,537    3,294,537
 3,300,000   Deere & Co., 6.00%, 4/13/2000*              3,294,500    3,294,500
 3,300,000   First Data Corp., 6.02%, 4/11/2000*         3,295,585    3,295,585
 3,300,000   First Union Corp., 5.93%, 4/13/2000*        3,294,564    3,294,564
 3,300,000   Ford Motor Credit, 5.93%, 4/13/2000*        3,294,564    3,294,564
 3,300,000   General Electric Capital Corp., 5.92%,
             4/13/2000*                                  3,294,573    3,294,573
 2,900,000   General Mills, 6.00%, 4/13/2000*            2,889,850    2,889,850
 3,300,000   General Motors, 5.94%, 4/13/2000*           3,294,555    3,294,555
 3,000,000   GTE Funding, Inc., 6.01%,
             4/12/2000*                                  2,995,492    2,995,492
$3,300,000   Household Finance Corp., 5.90%,
             4/13/2000*                                  3,294,592    3,294,592
 3,200,000   IBM Credit Corp., 5.91%, 4/13/2000*         3,194,747    3,194,747
 3,300,000   International Lease, 5.90%, 4/13/2000*      3,294,591    3,294,591
 3,300,000   Kellogg Co., 5.93%, 4/13/2000*              3,294,564    3,294,564
 3,300,000   Merrill Lynch & Co., 6.06%, 4/12/2000*      3,295,001    3,295,001
 3,300,000   Metlife Funding, Inc., 5.94%, 4/14/2000*    3,294,011    3,294,011
 1,100,000   Nike Inc., 6.00%, 4/18/2000*                1,097,250    1,097,250
 3,300,000   Prudential Funding Corp., 6.01%,
             4/18/2000*                                  3,291,736    3,291,736
 3,300,000   Texaco, Inc., 5.90%, 4/13/2000*             3,294,592    3,294,592
 3,300,000   Wells Fargo & Co., 5.95%, 4/13/2000*        3,294,546    3,294,546
                                                         ---------    ---------
             Total Commercial Paper                     85,444,463   85,444,463
                                                        ----------   ----------


                                                                              23

 Principal   REPURCHASE AGREEMENT-2.09%                     Cost     Market Value
   Amount

$3,515,187   State Street Bank & Trust
             Company Repurchase
             Agreement, 4.250%, dated
             3/31/2000, repurchase price
             $3,516,432 maturing
             4/3/2000 (collateralized by
             U.S. Treasury Note, 6.50%,
             5/31/2002)                                 $3,515,187   $3,515,187
                                                        ----------   ----------

             Total Repurchase Agreement                  3,515,187    3,515,187
                                                         ---------    ---------

             Total Investments-138.48%                $235,313,911  233,269,040
                                                      ============

             Liabilities less Other Assets-(38.48)%                (64,814,768)
                                                                   ------------

             NET ASSETS-100.00%                                    $168,454,272
                                                                   ============

+ Security exempt from registration under rule 144A of the Securitites Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
X When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of March 31, 2000.

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
MARCH 31, 2000 (UNAUDITED)


                                                    ARIEL        APPRECIATION        PREMIER
                                                    FUND             FUND           BOND FUND
                                                 ------------    ------------      ------------
Assets:
  Investments in securities, at value
     (cost $159,755,116, $246,495,196
     and $235,313,911, respectively)             $178,550,226    $286,858,145      $233,269,040
  Dividends and interest receivable                   423,466         619,509         1,095,979
  Receivable for securities sold                      184,525              --                --
  Receivable for fund shares issued                    17,818          75,628            15,857
  Prepaid and other assets                             12,461          23,814                --
                                                 ------------    ------------      ------------
     Total assets                                 179,188,496     287,577,096       234,380,876
                                                 ------------    ------------      ------------
LIABILITIES:
  Payable to custodian                                137,612         165,101             5,303
  Payable for shares redeemed                         109,395         168,304                --
  Accrued management fee                               97,658         180,274            68,335
  Accrued distribution fee                             44,587          46,941               486
  Payable for securities purchased                         --              --        64,948,052
  Shareholder distribution payable                         --              --           904,197
  Other liabilities                                   156,416         173,462               231
                                                 ------------    ------------      ------------
     Total liabilities                                545,668         734,082        65,926,604
                                                 ------------    ------------      ------------

NET ASSETS                                       $178,642,828    $286,843,014      $168,454,272
                                                 ============    ============      ============
NET ASSETS CONSIST OF:
  Paid-in-capital                                $154,774,431    $235,359,954      $175,659,180
  Undistributed net investment income                 298,303         326,774             6,497
  Accumulated net realized gain (loss)
     on investment transactions                     4,774,984      10,793,337        (5,166,534)
  Net unrealized appreciation
     (depreciation) on investments                 18,795,110      40,362,949        (2,044,871)
                                                 ------------    ------------      ------------
     Total net assets                            $178,642,828    $286,843,014      $168,454,272
                                                 ============    ============      ============

Shares outstanding (no par value)                   5,995,168       9,620,572
     Institutional Class                                                             16,992,579
     Investor Class                                                                     268,400
Net asset value, offering and redemption
     price per share                                   $29.80          $29.82
     Institutional Class                                                                  $9.76
     Investor Class                                                                       $9.75


Statement of Operations
SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                    ARIEL        APPRECIATION        PREMIER
                                                    FUND             FUND           BOND FUND
                                                 ------------    ------------      ------------
INVESTMENT INCOME:
  Dividends                                      $  1,451,044    $  2,249,616      $         --
  Interest                                             50,173          76,606         5,375,333
  Miscellaneous income                                     --           3,585                --
                                                 ------------    ------------      ------------
     Total investment income                        1,501,217       2,329,807         5,375,333
                                                 ------------    ------------      ------------

EXPENSES:
  Management fees                                     616,839       1,173,135           380,863
  Distribution fees                                   249,981         391,045             3,361
  Transfer agent fees and expenses                    190,931         255,913                --
  Printing and postage expenses                        44,986          42,206                --
  Professional fees                                    26,031          26,086                --
  Trustees' fees and expenses                          21,229          21,229                --
  Federal and state registration fees                  19,057          31,844                --
  Custody fees and expenses                            12,130          16,983                --
  Miscellaneous expenses                               21,910          40,656               231
                                                 ------------    ------------      ------------
     Net expenses                                   1,203,094       1,999,097           384,455
                                                 ------------    ------------      ------------

NET INVESTMENT INCOME                                 298,123         330,710         4,990,878
                                                 ------------    ------------      ------------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on investments           4,899,437      15,581,128        (2,329,241)
  Change in net unrealized appreciation/
     depreciation on investments                  (17,347,437)    (26,413,791)         (242,567)
                                                 ------------    ------------      ------------
Net loss on investments                           (12,448,000)    (10,832,663)       (2,571,808)
                                                 ------------    ------------      ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                $(12,149,877)   $(10,501,953)     $  2,419,070
                                                 ============    ============      ============

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets



                                                             ARIEL FUND                             APPRECIATION FUND
                                                             ----------                            ------------------

                                                Six Months Ended                          Six Months Ended
                                                 March 31, 2000         Year Ended         March 31, 2000         Year Ended
                                                   (Unaudited)      September 30, 1999       (Unaudited)      September 30, 1999
                                                ----------------    ------------------    ----------------    ------------------
OPERATIONS:
  Net investment income                         $        298,123    $          544,667    $        330,710    $          414,796
  Net realized gain (loss) on investments              4,899,437            33,766,949          15,581,128            26,232,699
  Change in net unrealized
     appreciation/depreciation of investments        (17,347,437)          (11,439,201)        (26,413,791)            6,077,755
                                                ----------------    ------------------    ----------------    ------------------
  Net increase (decrease) in net assets
    from operations                                  (12,149,877)           22,872,415         (10,501,953)           32,725,250
                                                ----------------    ------------------    ----------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                 (421,983)             (386,173)           (414,761)             (271,554)
  Capital gains                                      (33,743,511)          (17,212,926)        (31,018,586)          (25,199,149)
                                                ----------------    ------------------    ----------------    ------------------
  Total distributions                                (34,165,494)          (17,599,099)        (31,433,347)          (25,470,703)
                                                ----------------    ------------------    ----------------    ------------------

SHARE TRANSACTIONS:
  Shares sold                                         26,444,692            88,322,437          55,274,615           204,349,663
  Shares issued to holders in
     reinvestment of dividends                        32,148,569            16,411,876          29,347,822            23,137,652
  Shares redeemed                                    (48,780,372)          (57,141,027)       (108,685,380)          (95,713,008)
                                                ----------------    ------------------    ----------------    ------------------
  Net increase (decrease)                              9,812,889            47,593,286         (24,062,943)          131,774,307
                                                ----------------    ------------------    ----------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS              (36,502,482)           52,866,602         (65,998,243)          139,028,854

NET ASSETS:
  Beginning of year                                  215,145,310           162,278,708         352,841,257           213,812,403
                                                ----------------    ------------------    ----------------    ------------------

  End of year (includes
  undistributed net investment
  income of $298,303, $422,164, $326,774,
  $414,410, $6,497 and $0, respectively)        $    178,642,828    $      215,145,310    $    286,843,014    $      352,841,257
                                                ================    ==================    ================    ==================


                                                         PREMIER BOND FUND
                                                         ------------------

                                                Six Months Ended
                                                 March 31, 2000         Year Ended
                                                  (Unaudited)       September 30, 1999
                                                ----------------    ------------------
OPERATIONS:
  Net investment income                         $      4,990,878    $        8,852,130
  Net realized gain (loss) on investments             (2,329,241)           (2,564,439)
  Change in net unrealized
     appreciation/depreciation of investments           (242,567)           (6,754,988)
                                                ----------------    ------------------
  Net increase (decrease) in net assets
    from operations                                    2,419,070              (467,297)
                                                ----------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                               (4,990,878)           (8,852,130)
  Capital gains                                               --            (1,862,283)
                                                ----------------    ------------------
  Total distributions                                 (4,990,878)          (10,714,413)
                                                ----------------    ------------------

SHARE TRANSACTIONS:
  Shares sold                                         14,728,200            34,874,721
  Shares issued to holders in
     reinvestment of dividends                         4,936,936            10,661,004
  Shares redeemed                                    (12,758,496)          (21,990,508)
                                                ----------------    ------------------
  Net increase (decrease)                              6,906,640            23,545,217
                                                ----------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                4,334,832            12,363,507

NET ASSETS:
  Beginning of year                                  164,119,440           151,755,933
                                                ----------------    ------------------

  End of year (includes
  undistributed net investment
  income of $298,303, $422,164, $326,774,
  $414,410, $6,497 and $0, respectively)        $    168,454,272    $      164,119,440
                                                ================    ==================


The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                            ARIEL FUND
                                                                            ----------

                                             Six Months Ended
                                              March 31, 2000                    Year Ended September 30,
                                               (Unaudited)        1999(a)     1998        1997       1996       1995
                                           ------------------     ------     ------      ------     ------     ------
   Net asset value, beginning of year            $37.99           $36.49     $41.49      $30.58     $30.78     $28.84
   Income from investment operations:
     Net investment income                         0.05             0.10       0.13        0.07       0.18       0.36
     Net realized and unrealized gains
        (losses) on investments                   (2.12)            5.20      (1.41)      12.62       4.24       3.51
                                                 ------           ------     ------      ------     ------     ------
   Total from investment operations               (2.07)            5.30      (1.28)      12.69       4.42       3.87

   Distributions to shareholders:
     Dividends from net investment
        income                                    (0.08)           (0.08)     (0.14)         --      (0.44)     (0.23)
     Distributions from capital gains             (6.04)           (3.72)     (3.58)      (1.78)     (4.18)     (1.70)
                                                 ------           ------     ------      ------     ------     ------
   Total distributions                            (6.12)           (3.80)     (3.72)      (1.78)     (4.62)     (1.93)
                                                 ------           ------     ------      ------     ------     ------

   Net asset value, end of year                  $29.80           $37.99     $36.49      $41.49     $30.58     $30.78
                                                 ======           ======     ======      ======     ======     ======

   Total return                                   (5.05)%(b)       14.18%     (3.83)%     43.25%     16.28%     14.38%

   Supplemental data and ratios:
     Net assets, end of year,
     in thousands                              $178,643         $215,145   $162,279    $164,065   $109,770   $120,953
     Ratio of expenses to average
        net assets                                 1.28%(c)         1.25%      1.21%       1.25%      1.31%      1.37%(d)
     Ratio of net investment income
        to average net assets                      0.32%(c)         0.27%      0.30%       0.23%      0.57%      1.18%(d)
     Portfolio turnover rate                          8%              38%        22%         20%        17%        16%


                                                                          APPRECIATION FUND
                                                                          -----------------

                                            Six Months Ended
                                              March 31, 2000                    Year Ended September 30,
                                              (Unaudited)          1999       1998       1997        1996       1995
                                           ------------------     ------     ------     ------      ------      ------
   Net asset value, beginning of year            $33.84           $31.80     $33.70     $24.99      $22.76      $21.82
   Income from investment operations:
     Net investment income                         0.04             0.04       0.09       0.02        0.13        0.14
     Net realized and unrealized gain s
        (losses) on investments                   (0.87)            5.50       1.14      10.13        4.07        2.26
                                                 ------           ------     ------     ------      ------      ------
   Total from investment operations               (0.83)            5.54       1.23      10.15        4.20        2.40

   Distributions to shareholders:
     Dividends from net investment
        income                                    (0.04)           (0.04)     (0.07)     (0.07)      (0.20)      (0.06)
     Distributions from capital gains             (3.15)           (3.46)     (3.06)     (1.37)      (1.77)      (1.40)
                                                 ------           ------     ------     ------      ------      ------
   Total distributions                            (3.19)           (3.50)     (3.13)     (1.44)      (1.97)      (1.46)
                                                 ------           ------     ------     ------      ------      ------

   Net asset value, end of year                  $29.82           $33.84     $31.80     $33.70      $24.99      $22.76
                                                 ======           ======     ======     ======      ======      ======

   Total return                                   (2.30)%(b)       16.99%      3.40%     42.33%     19.60%       12.11%

   Supplemental data and ratios:
     Net assets, end of year,
     in thousands                              $286,843         $352,841   $213,812    $186,478  $135,627     $143,312
     Ratio of expenses to average
        net assets                                 1.29%(c)         1.26%      1.26%       1.33%     1.36%(d)     1.36%(d)
     Ratio of net investment income
        to average net assets                      0.21%(c)         0.13%      0.25%       0.07%     0.50%(d)     0.61%(d)
     Portfolio turnover rate                         13%              24%        20%         19%       26%          18%


(a) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
    Fund.
(b) Total return is not annualized.
(c) Annualized.
(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Ariel Fund and 1.40% and 1.58%, for the periods ended 1996 and 1995 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Ariel Fund and 0.46% and 0.39%, for the periods ended 1996 and 1995 for the Appreciation Fund, respectively.

The accompanying notes are an integral part of the financial statements.

                                                                  PREMIER BOND FUND
                                                                  -----------------

                                                                  INSTITUTIONAL CLASS

                                          Six Months Ended
                                           March 31, 2000                  Year Ended September 30,
                                            (Unaudited)          1999         1998        1997        1996
                                          -----------------     ------       ------      ------      ------
  Net asset value, beginning of year           $9.91            $10.63       $10.30       $9.95      $10.00
  Income from investment operations:
    Net investment income                       0.29              0.57         0.61        0.52        0.43
    Net realized and unrealized gains
       (losses) on investments                 (0.15)            (0.60)        0.40        0.37       (0.04)
                                              ------            ------       ------      ------      ------
  Total from investment operations              0.14             (0.03)        1.01        0.89        0.39


  Distributions to shareholders:
    Dividends from net investment
       income                                  (0.29)            (0.57)       (0.61)      (0.52)      (0.43)
    Distributions from capital gains              --             (0.12)       (0.07)      (0.02)      (0.01)
                                              ------            ------       ------      ------      ------
  Total distributions                          (0.29)            (0.69)       (0.68)      (0.54)      (0.44)
                                              ------            ------       ------      ------      ------

  Net asset value, end of year                $ 9.76             $9.91       $10.63      $10.30       $9.95
                                              ======            ======       ======      ======      ======

  Total return                                  1.48%(b)         (0.25)%      10.20%       9.26%       3.96%

  Supplemental data and ratios:
    Net assets, end of year, in
       thousands                            $165,836          $161,495     $149,977    $113,998     $15,367
    Ratio of expenses to average
       net assets                               0.45%(c)          0.45%        0.45%       0.45%       0.48%
    Ratio of net investment income
       to average net assets                    6.00%(c)          5.57%        5.86%       6.05%       5.85%
    Portfolio turnover rate                      294%              396%          60%        218%        423%


                                                                INVESTOR CLASS
                                            Six Months Ended                                February 1, 1997(a)
                                            March 31, 2000     Year Ended September 30,             to
                                              (Unaudited)        1999          1998         September 30, 1997
                                            ----------------    ------        ------        ------------------
  Net asset value, beginning of year             $9.91          $10.63        $10.29             $10.10
  Income from investment operations:
    Net investment income                         0.27            0.53          0.57               0.37
    Net realized and unrealized gains
       (losses) on investments                   (0.16)          (0.60)         0.41               0.19
                                                ------          ------        ------             ------
  Total from investment operations                0.11           (0.07)         0.98               0.56


  Distributions to shareholders:
    Dividends from net investment
       income                                    (0.27)          (0.53)        (0.57)             (0.37)
    Distributions from capital gains                --           (0.12)        (0.07)                --
                                                ------          ------        ------             ------
  Total distributions                            (0.27)          (0.65)        (0.64)             (0.37)
                                                ------          ------        ------             ------


  Net asset value, end of year                   $9.75           $9.91        $10.63             $10.29
                                                ======          ======        ======             ======
  Total return                                    1.17%(b)       (0.65)%        9.34%              5.73%(b)

  Supplemental data and ratios:
    Net assets, end of year, in
       thousands                                $2,618          $2,624        $1,779               $401
    Ratio of expenses to average
       net assets                                 0.85%(c)        0.85%         0.85%              0.85%(c)
    Ratio of net investment income
       to average net assets                      5.59%(c)        5.17%         5.46%              5.60%(c)
    Portfolio turnover rate                        294%            396%           60%               218%


(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

March 31, 2000 (UNAUDITED)

1. ORGANIZATION
Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Ariel Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. Prior to February 1, 1999 the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At March 31, 2000 the Fund had $66,329,544 in purchase commitments outstanding (39% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

March 31, 2000 (UNAUDITED)

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:

                                             Six Months Ended March 31, 2000

                               ARIEL FUND   APPRECIATION FUND        PREMIER BOND FUND
                               ----------   -----------------        -----------------
                                                                INSTITUTIONAL      INVESTOR
                                                                -------------      --------
Shares sold                       825,982       1,789,035         1,447,473          67,791
Shares issued to holders in
  reinvestment of dividends     1,106,283         999,585           486,913           6,673
Shares redeemed                (1,599,610)     (3,595,804)       (1,235,816)        (70,963)
                               ----------      ----------        ----------         -------
Net increase (decrease)           332,655        (807,184)          698,570           3,501
                               ==========      ==========        ==========         =======

                                             Year Ended September 30, 1999

                               ARIEL FUND   APPRECIATION FUND        PREMIER BOND FUND
                               ----------   -----------------        -----------------
                                                                INSTITUTIONAL      INVESTOR
                                                                -------------      --------
Shares sold                     2,261,607       5,706,840         3,154,315         235,779
Shares issued to holders in
  reinvestment of dividends       417,815         658,066         1,025,661          13,484
Shares redeemed                (1,463,765)     (2,660,008)       (1,989,194)       (151,766)
                               ----------      ----------        ----------         -------
Net increase                    1,215,657       3,704,898         2,190,782          97,497
                               ==========      ==========        ==========         =======

4. INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2000 are summarized below:

                       ARIEL FUND    APPRECIATION FUND    PREMIER BOND FUND
                       ----------    -----------------    -----------------
Purchases             $15,050,247       $40,039,670          $14,986,940
Sales                  38,057,417        94,735,374           27,998,502

Purchases and sales of U.S. government securities for the Premier Bond Fund for the six months ended March 31, 2000 were $433,353,132 and $426,970,914, respectively.

At March 31, 2000 the cost of securities on a tax basis was $160,152,441, $247,105,797 and $235,502,769 for the Ariel Fund, Appreciation Fund and Premier Bond Fund, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                      ARIEL FUND    APPRECIATION FUND    PREMIER BOND FUND
                                      ----------    -----------------    -----------------
Unrealized appreciation              $38,943,196       $61,441,559             $499,118
Unrealized (depreciation)            (20,545,411)      (21,689,211)          (2,732,847)
                                     -----------       -----------          -----------
   Net appreciation (depreciation)   $18,397,785       $39,752,348          $(2,233,729)
                                     ===========       ===========          ===========

It is management's intention to distribute future net realized capital gains to the extent that such gains exceed any available federal income tax capital loss carryforwards.

March 31, 2000 (UNAUDITED)

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the six months ended March 31, 2000, the Fund paid the Advisor $294,658 and $86,205 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% for the next $50 million, 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TWC/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and administration of Streamline.com, Inc.-Washington Division. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY, JR. Currently, John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic and corporate boards.

and on...and on. Soon the Hare was so far ahead he

thought he might as well have a rest, so down he lay

and fell fast asleep...as the Tortoise plodded on...and on.

Suddenly the Hare woke up with a start. What was

the time? Where was the Tortoise? He dashed on at

his fastest pace...only to find that the Tortoise had

already won the race.


                                                    Slow & steady wins the race.

ARIEL MUTUAL FUNDS


Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
www.arielmutualfunds.com






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